UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2017

Item 1. Report to Stockholders.
The semi-annual report to stockholders for the six months ended December 31, 2017 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Semi-Annual Report
December 31, 2017

priority-incomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

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PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this semi-annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the six months ended December 31, 2017. Priority has made regular monthly distributions for each month of the past sixteen quarters and declared bonus distributions for each of the past sixteen quarters.

Dividend Policy

To qualify for tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes (1) interest income from our underlying collateralized loan obligation (“CLO”) equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income.

Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

Market Commentary

In this semi-annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made to primarily U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Calendar year 2017 represented a year where we continued to implement Priority’s strategy of targeting attractive risk-adjusted CLO equity investments that further our primary objective of providing our stockholders with current income. Priority accomplished the following in calendar year 2017: (i) invested in 32 CLO equity investments totaling $169.6 million in par value and (ii) continued

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PRIORITY INCOME FUND, INC.                                  5

to pay a base dividend and bonus dividend totaling 10% based on our original gross offering price. Since our last annual report as of June 30, 2017, Priority has invested in 19 CLO equity investments totaling $83.6 million in par value. As of December 31, 2017, Priority held 90 CLO equity investments with exposure to over 2,900 Senior Secured Loans.

On a macro level, calendar year 2017 represented a year of (1) record issuance in fixed income markets including the Senior Secured Loan and CLO market and (2) spread compression in fixed income markets including the Senior Secured Loan market.

The year 2017 was the first in which CLO collateral managers were required to comply with risk retention requirements. Risk retention has been a prominent industry topic since October 2014, when the U.S. government published the final regulations and implementation of the Dodd Frank Wall Street Reform and Consumer Protection Act for U.S. CLOs. As mentioned in our last Letter to Stockholders, the new rules apply to all new CLOs issued after December 24, 2016 and require that collateral managers own a minimum of 5% of the assets of each CLO they manage. However, a recent federal court ruling has put in doubt whether risk retention will still be required in the CLO market in the future. We have historically sought out collateral managers with substantive stakes in the CLO funds managed by them. We believe our portfolio is aligned with collateral managers who we believe are equipped to adjust to a post-risk retention environment.

Despite the implementation of risk retention, U.S. CLO issuance in 2017 was $118.1 billion, the second highest total for any year behind $124.0 billion in 2014.1 The $118.1 billion of issuance in 2017 was 63% higher than the $72.4 billion of issuance in 2016.1 We believe the surge in CLO volume in 2017 was driven by a combination of (1) the strength in fixed income markets, (2) CLO managers implementing solutions to satisfy risk retention requirements faster than CLO research analysts were expecting, and (3) anemic issuance in the first six calendar months of 2016 due to volatility in fixed income markets. Issuance in 2017 far surpassed the $50 to $70 billion of initially expected issuance by CLO research analysts.2 The strong CLO issuance in 2017 led to the CLO market increasing to $508 billion at December 31, 20173 and CLOs represented 64.2% of the buyer base in the institutional Senior Secured Loan market.4

. CLO research analysts are projecting issuance volumes in 2018 in the range of $100 billion to $140 billion:

•	Bank of America Merrill Lynch: $110 billion[5]

•	Citigroup: $140 billion[3]

•	Deutsche Bank: $110 billion[6]

•	JP Morgan: $115 billion[7]

•	Morgan Stanley: $100 billion[8]

•	Nomura: $105 to $110 billion[9]

•	Wells Fargo: $125 billion[10]

In addition to the increase in CLO issuance witnessed in 2017, there was also a record amount of CLO refinancings and CLO resets (also known as extensions). A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread. The CLO refinancing at lower rates directly benefits the equity investors in CLOs given such refinancing reduces the spread cost of CLO financing. Spreads in the CLO liability market followed the tightening in spreads across fixed income

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PRIORITY INCOME FUND, INC.                                  6

markets and resulted in CLO liability spreads favorably hitting new post-credit crisis lows. CLO equity investors took advantage of this and refinanced $125 billion of CLOs in 2017.1 Priority refinanced the liabilities in 36 CLOs in its portfolio in 2017, reducing the liability spread by an average of 42 basis points to enhance returns.

A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by two to five years. In 2017, $52 billion of CLOs were reset.1 In total, $177 billion of CLOs were refinanced and reset in 2017 surpassing the $41.6 billion total in 2016 and $9.6 billion total in 2015.2 Priority participated in eight resets in addition to the 36 refinancings in 2017.

Issuance in the institutional Senior Secured Loan market (including refinancings) in 2017 also broke records as there was $503 billion in issuance, topping the previous record of $456 billion from 2013.11 The record issuance was primarily driven by $186.3 billion of refinancings, but other demand drivers came from significant increases in issuance for leveraged buyouts, mergers & acquisitions, dividends, and other uses.11 The $503 billion of issuance in 2017 excludes an additional $539 billion of repricings where corporate borrowers were able to reduce the spread over Libor via an amendment.11 The record number of new issuances and repricings was largely a function of unmet demand in 2017, with demand for Senior Secured Loans outpacing supply by $60.1 billion.12 This imbalance was driven by $9.9 billion of inflows to retail Senior Secured Loan open-ended mutual funds4 and $118.1 billion of CLO issuance and was partially offset by the Senior Secured Loan market increasing by $71.8 billion in size to a record $959.2 billion.12

The S&P / LSTA Leveraged Loan Index remained flat with a change in value from 98.08% on December 31, 2016 to 98.05% on December 31, 2017.12 As a result, the index provided a 4.12% return in 2017, down from 10.16% in 2016.12

For CLO equity investors, the asset spreads of Senior Secured Loans are an important factor for performance. Short-term CLO equity performance can decline due to periods of downward movement in loan spreads. With the combination of refinancings and repricings, the median weighted average spread of the underlying Senior Secured Loan portfolio in CLOs declined 31 basis points from 3.85% at December 31, 2016 to 3.54% at December 31, 2017.13 The average weighted average spread in Priority’s portfolio declined 28 basis points from 3.81% to 3.53% over the same timeframe.

Despite the decline in the weighted average spread of the underlying Senior Secured Loan portfolio in CLOs, we believe that the following factors suggest that long-term fundamentals in the CLO market remain solid:

•	The equity tranches of U.S. cash flow CLOs have delivered over 21.0% annual cash average yields from January 2003 through December 2017.[13]

•
Default rates for Senior Secured Loans continue to remain below the historical average in the U.S. of 2.28% from January 1, 2003 to December 31, 2017.[4] The market trailing 12-month (“TTM”) default rate on December 31, 2017 was 2.05%, an increase from 1.58% on December 31, 2016.[4] While the market TTM default rate increased by 0.47% over the past 12 months, the Senior Secured Loans underlying the CLOs held by Priority declined by 0.27% to 0.53% at December 31, 2017. Priority’s TTM default rate continues to outperform the market default rate.

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PRIORITY INCOME FUND, INC.                                  7

•
The retail and oil & gas industries represented outsized percentages of the defaults in the Senior Secured Loan market in 2017. Retail represented 23.9% and oil & gas represented 26.6% of the defaults in the Senior Secured Loan market in 2017.[14] We continue to be underweight in both industries relative to the concentration of these loans in the Senior Secured Loan market. At December 31, 2017, Priority’s exposure to the oil & gas industry was 2.0% compared to 3.5% in the Senior Secured Loan market[15] and 14.3% in the U.S. high-yield bond market.[16] Priority’s exposure to the retail industry was 4.5% compared to 5.2% in the Senior Secured Loan market at December 31, 2017.[15] We have evaluated our oil & gas and retail exposures with our collateral managers, and we continue to monitor our positions in this sector.

•
We believe the health of corporations continued to improve in 2017. Year-over-year earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth among Senior Secured Loan borrowers remained robust at 5.8% in the third calendar quarter of 2017.[17]

•
Despite the recent increase in interest rates, cash flow coverage of borrowers in the Senior Secured Loans underlying the CLOs continues to be solid. The average ratio of EBITDA less capital expenditures to cash interest was 3.04x, and the average ratio of EBITDA to cash interest was 4.01x in 2017 illustrating borrowers have a cushion to continue making ongoing interest payments.[15]

Priority’s Net Asset Value per share ("NAV") stood at $13.83 at December 31, 2017 compared to $14.43 at June 30, 2017, representing a 4.2% decline. The decline in NAV since June 30, 2017 is primarily a function of valuation changes driven by the decline in the median weighted average spread of the underlying Senior Secured Loan portfolio in CLOs, partially offset by a decline in default rates in the underlying Senior Secured Loan portfolios and decline in CLO liability costs from the 36 refinancings completed in the Priority portfolio.

We believe that the following factors suggest that the long-term fundamentals for the investments held by Priority remain attractive: (1) Priority continues to be underweight in the oil & gas and retail industries and (2) Priority’s portfolio TTM default rate at December 31, 2017 stood at 0.53% (significantly less than the market TTM default rate of 2.05%).

M. Grier Eliasek

Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  8

time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution investors that the past performance described above is not indicative of future returns. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
_____________________________________

1 Wells Fargo - U.S. CLO 2017 Review, January 2, 2018
2 S&P Capital IQ - LCD 2017 CLO Outlook: Regime change in the post risk retention world, December 27, 2016.
3 Citigroup Global Markets Research, US CLO 2018 Outlook, January 29, 2018
4 S&P Capital IQ - Wrap Charts 2017 4Q
5 Bank of America Merrill Lynch - CLO Weekly: 2018 CLO supply forecast $110bn, November 13, 2017
6 Deutsche Bank MBS and Securitized Products Outlook, November 21, 2017
7 J.P. Morgan 2018 CLO Outlook: Synchronized Global Growth, November 22, 2017
8 Morgan Stanley 2018 Global CLO Outlook: Primary Market in the Driver’s Seat, December 4, 2017
9 Nomura 2018 CLO Outlook, November 17, 2017
10 Wells Fargo - 2018 CLO Market Outlook, November 16, 2017
11 S&P Capital IQ - LCD Quarterly Review 4Q’17
12 S&P Capital IQ - S&P LSTA Leveraged Loan Index charts
13 Wells Fargo CLO Monthly Market Overview - January 3, 2018
14 S&P Capital IQ - Defaults List
15 S&P Capital IQ - LCD’s Quarterly Leveraged Lending Review: 4Q 2017
16 Bank of America Merrill Lynch
17 S&P Capital IQ - LCD Research EBITDA Growth 3Q 2017

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PRIORITY INCOME FUND, INC.                                  9

Portfolio Composition - At a Glance

Top Ten Holdings
As of December 31, 2017

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
OZLM V, Ltd.	Subordinated Notes	1/17/2031	$13,198,729	4.2%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	8/14/2030	12,912,912	4.1%
Madison Park Funding XIV, Ltd.	Subordinated Notes	7/20/2026	11,622,475	3.7%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	7/27/2026	11,191,004	3.6%
OZLM IX, Ltd.	Subordinated Notes	1/20/2027	11,106,122	3.6%
West CLO 2014-1 Ltd.	Subordinated Notes	7/18/2026	10,478,190	3.4%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	1/20/2030	9,441,383	3.0%
Madison Park Funding XIII, Ltd.	Subordinated Notes	1/19/2025	9,424,331	3.0%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	7/7/2027	9,299,268	3.0%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	4/21/2029	8,776,731	2.8%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,907
Dollar Amount of Loans Underlying the Company’s CLO Investments	$45.4 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.55%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.53%

Legal Maturity of Portfolio Securities

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PRIORITY INCOME FUND, INC.                                  10

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,907
Largest exposure to any individual borrower	0.75%
Average individual borrower exposure	0.08%
Aggregate exposure to 10 largest borrowers	6.02%
Aggregate exposure to senior secured loans	95.8%
Weighted average stated spread	3.52%
Weighted average LIBOR floor	0.96%
Weighted average percentage of floating rate loans with LIBOR floors	73.63%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B2/B3
Weighted average maturity of underlying collateral	4.9
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
12/31/2017	0.00% / 0.00%	0.00% / 0.00%	3.45% / 1.76%	28.34% / 22.79%	58.54% / 65.91%	4.95% / 4.02%	1.70% / 2.48%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statement of Assets and Liabilities (unaudited)
As of December 31, 2017

Assets
Investments, at fair value (amortized cost $338,488,734)	$323,607,451
Cash	5,316,336
Receivable for capital shares sold	866,339
Deferred offering costs (Note 5)	312,785
Prepaid expenses	110,486
Due from affiliate (Note 5)	64,287
Interest receivable	10,581
Total assets	330,288,265
Liabilities
Payable for investment securities purchased	9,575,000
Distributions payable	4,452,687
Due to Adviser (Note 5)	4,101,576
Accrued expenses	737,759
Due to Administrator (Note 5)	81,225
Due to affiliate (Note 5)	7,919
Total liabilities	18,956,166
Commitments and contingencies (Note 9)
Net assets	$311,332,099

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 21,309,301, 527,157 and 675,737 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$225,122
Paid-in capital in excess of par	308,137,247
Accumulated undistributed net investment income	18,407,959
Accumulated net realized loss	(556,946)
Net unrealized loss on investments	(14,881,283)
Net assets	$311,332,099

Net asset value per share(1)	$13.83

(1)Net asset value per share disclosed is the net asset value per share for Class R, Class RIA and Class I shares.

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  12

Statement of Operations (unaudited)
For the six months ended December 31, 2017

Investment income
Interest income from investments	$26,929,359
Total investment income	26,929,359
Expenses
Base management fee (Note 5)	3,102,273
Incentive fee (Note 5)	4,355,134
Total investment advisory fees	7,457,407

Transfer agent fees and expenses	660,849
Audit and tax expense	342,575
Valuation services	296,445
Adviser shared service expense (Note 5)	220,403
Amortization of offering costs (Note 5)	212,576
Administrator costs (Note 5)	209,856
Insurance expense	99,033
Report and notice to shareholders	74,041
Director fees	63,750
General and administrative	46,512
Legal expense	37,953
Total expenses	9,721,400
Expense support repayment (Note 5)	—
Total expenses and expense support repayment	9,721,400
Net investment income	17,207,959
Net realized and unrealized loss on investments
Net realized gain on investments	30,926
Net increase in unrealized loss on investments	(15,850,878)
Net realized and unrealized loss on investments	(15,819,952)
Net increase in net assets resulting from operations	$1,388,007

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  13

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2017	June 30, 2017
	(Unaudited)
Net increase in net assets resulting from operations:
Net investment income	$17,207,959	$28,856,377
Net realized gain (loss) on investments	30,926	(849,656)
Net increase in unrealized loss on investments	(15,850,878)	(2,715,945)
Net increase in net assets resulting from operations	1,388,007	25,290,776
Distributions to stockholders:
Dividends from net investment income (Note 6,7)	(11,911,062)	(21,370,182)
Return of capital (Note 6,7)	(4,085,916)	(3,449,047)
Total distributions to stockholders	(15,996,978)	(24,819,229)
Capital transactions:
Gross proceeds from shares sold (Note 4)	43,069,135	105,828,605
Commissions and fees on shares sold (Note 5)	(3,290,348)	(8,169,939)
Reinvestment of dividends (Note 4)	7,534,722	10,211,783
Repurchase of common shares (Note 4)	(6,405,785)	(5,588,980)
Net increase in net assets from capital transactions	40,907,724	102,281,469
Total increase in net assets	26,298,753	102,753,016
Net assets:
Beginning of period	285,033,346	182,280,330
End of period (a)	$311,332,099	$285,033,346

(a)Includes accumulated undistributed net investment income of (Note 7):	$18,407,959	$13,111,062

See accompanying notes to financial statements.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$1,388,007
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of offering costs	212,576
Purchase of investments	(68,160,162)
Distributions received from investments	12,551,750
Net realized gain on investments	(30,926)
Net increase in unrealized loss on investments	15,850,878
Amortization of purchase discount, net	(207,783)
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(225,424)
Interest receivable	424,499
Due from affiliate (Note 5)	(20,910)
Prepaid expenses	61,163
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	3,825,000
Due to Adviser (Note 5)	407,325
Accrued expenses	(16,071)
Due to Administrator (Note 5)	47,166
Due to affiliate (Note 5)	764
Net cash used in operating activities	(33,892,148)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	43,737,840
Commissions and fees on shares sold (Note 5)	(3,338,291)
Distributions paid to stockholders	(7,906,518)
Repurchase of common shares (Note 4)	(6,405,785)
Net cash provided by financing activities	26,087,246
Net decrease in cash	(7,804,902)
Cash, beginning of period	13,121,238
Cash, end of period	$5,316,336

Supplemental information
Value of shares issued through reinvestment of dividends	$7,534,722

See accompanying notes to financial statements.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  15

Schedule of Investments (unaudited)
As of December 31, 2017

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	5.28%	7/15/2026	$500,000	$371,562	$284,784	0.1%
Apidos CLO XVIII	Subordinated Notes	7.88%	7/22/2026	750,000	615,505	512,494	0.2%
Apidos CLO XXI	Subordinated Notes	13.14%	7/18/2027	5,000,000	4,166,732	3,762,112	1.2%
Apidos CLO XXII(4)	Subordinated Notes	13.57%	10/20/2027	3,000,000	2,611,864	2,383,427	0.8%
Babson CLO Ltd. 2014-II	Subordinated Notes	17.75%	10/17/2026	1,000,000	713,214	681,508	0.2%
Babson CLO Ltd. 2014-III(4)	Subordinated Notes	12.87%	1/15/2026	250,000	195,733	173,132	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	12.41%	4/20/2027	3,000,000	2,300,871	2,071,572	0.7%
BlueMountain CLO 2012-1 Ltd.(5)	Subordinated Notes	113.04%	7/20/2023	5,000,000	141,046	149,658	—%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	9.74%	11/20/2028	3,000,000	2,500,979	1,923,726	0.6%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	13.91%	10/22/2030	1,900,000	1,399,566	1,158,499	0.4%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	8.75%	4/30/2026	250,000	193,158	156,071	0.1%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	15.29%	10/20/2030	2,500,000	2,374,719	2,211,180	0.7%
California Street CLO XI Limited Partnership(5)	LP Certificates	54.88%	1/17/2025	18,330,000	1,411,880	1,775,337	0.6%
California Street CLO XII, Ltd.	Subordinated Notes	13.92%	10/15/2025	14,500,000	8,845,291	7,598,749	2.4%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	18.28%	8/14/2030	17,550,000	13,567,923	12,912,912	4.1%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	13.42%	1/15/2031	8,000,000	5,180,147	4,740,302	1.5%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	29.02%	4/17/2025	12,870,000	7,459,268	8,477,718	2.7%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	19.14%	7/27/2026	15,000,000	11,675,209	11,191,004	3.6%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	18.27%	4/20/2027	6,500,000	5,292,152	5,885,699	1.9%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	16.32%	10/20/2029	1,400,000	1,375,013	1,238,096	0.4%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(7)	Subordinated Notes	—%	1/20/2030	10,000,000	9,500,000	9,441,383	3.0%
Cedar Funding II CLO, Ltd.	Subordinated Notes	14.57%	3/9/2025	2,500,000	1,936,464	1,778,851	0.6%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.05%	7/23/2030	9,592,857	9,432,320	8,733,129	2.8%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	15.62%	10/20/2028	3,000,000	2,728,720	2,533,001	0.8%
Cent CLO 21 Limited(4)	Subordinated Notes	17.22%	7/27/2026	500,000	372,635	357,191	0.1%
CIFC Funding 2006-II, Ltd.(5)	Preferred Notes	—%	3/1/2021	406,629	—	732	—%
CIFC Funding 2012-II, Ltd.(5)	Subordinated Notes	46.83%	12/5/2024	6,000,000	1,044,333	1,127,247	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	8.70%	4/21/2025	305,000	196,109	152,994	—%
CIFC Funding 2014, Ltd.	Income Notes	14.16%	1/18/2031	2,250,000	1,438,425	1,415,722	0.5%
CIFC Funding 2014-III, Ltd.	Income Notes	19.45%	7/22/2026	11,700,000	7,678,321	7,419,645	2.4%
CIFC Funding 2014-IV, Ltd.(4)	Income Notes	14.07%	10/17/2026	4,000,000	2,411,867	2,357,245	0.8%

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PRIORITY INCOME FUND, INC.                                  16

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-I, Ltd.	Subordinated Notes	20.93%	1/22/2031	$7,500,000	$5,641,828	$5,585,365	1.8%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	13.31%	10/20/2027	9,100,000	7,381,490	7,416,913	2.4%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	13.44%	10/21/2028	2,000,000	1,833,266	1,625,668	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	12.74%	4/21/2029	8,000,000	7,567,079	7,000,809	2.2%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.43%	10/24/2030	10,000,000	9,398,374	8,776,731	2.8%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated Notes	14.44%	10/17/2026	4,392,156	2,939,317	2,856,125	0.9%
Galaxy XVII CLO, Ltd.(4)	Subordinated Notes	6.68%	7/15/2026	250,000	178,431	150,811	—%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	14.87%	10/15/2026	1,250,000	738,200	698,959	0.2%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	16.16%	7/24/2030	2,750,000	1,794,796	1,684,140	0.5%
GoldenTree 2013-7A(4)	Subordinated Notes	9.82%	4/25/2025	4,250,000	2,578,124	2,435,165	0.8%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	15.43%	10/29/2026	3,250,000	2,308,280	2,338,696	0.8%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated Notes	11.69%	4/28/2025	400,000	253,281	223,996	0.1%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	12.60%	10/22/2025	500,000	353,681	292,954	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	18.91%	4/20/2027	3,000,000	2,195,276	1,928,856	0.6%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	14.48%	7/25/2027	3,000,000	2,280,673	2,181,888	0.7%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	19.67%	10/18/2027	7,000,000	6,044,135	5,955,671	1.9%
HarbourView CLO VII, Ltd.(4)	Subordinated Notes	18.01%	11/18/2026	275,000	219,472	202,185	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	7.72%	7/20/2027	5,000,000	4,164,777	3,209,682	1.0%
LCM XV Limited Partnership	Income Notes	9.22%	7/20/2030	250,000	183,934	142,946	—%
LCM XVI Limited Partnership	Income Notes	11.58%	7/15/2026	5,000,000	3,725,853	3,234,509	1.0%
LCM XVII Limited Partnership	Income Notes	9.22%	10/15/2026	500,000	413,316	339,671	0.1%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	21.00%	1/19/2025	13,000,000	8,908,153	9,424,331	3.0%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	20.26%	7/20/2026	14,000,000	11,034,516	11,622,475	3.7%
Madison Park Funding XV, Ltd.	Subordinated Notes	22.09%	1/27/2026	4,000,000	3,016,809	3,439,402	1.1%
MC Funding Ltd.(5)	Preferred Notes	—%	12/20/2020	387,965	—	12,609	—%
Mountain View CLO 2014-1 Ltd.	Income Notes	6.22%	10/15/2026	1,000,000	641,812	461,398	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	14.45%	7/15/2027	5,000,000	4,238,357	4,025,438	1.3%
Ocean Trails CLO II(5)	Subordinated Notes	—%	6/27/2022	367,064	—	2,019	—%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	19.46%	7/15/2029	6,150,000	3,505,477	3,493,001	1.1%
Octagon Investment Partners XVIII, Ltd.(4)	Subordinated Notes	8.68%	12/16/2024	2,800,000	1,740,061	1,528,848	0.5%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	5.30%	8/12/2026	500,000	374,589	277,285	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	24.21%	11/14/2026	10,700,000	6,380,173	7,124,264	2.3%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	17.11%	1/22/2030	6,625,000	4,680,000	4,072,460	1.3%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	22.12%	7/7/2027	12,000,000	9,193,037	9,299,268	3.0%

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PRIORITY INCOME FUND, INC.                                  17

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	16.46%	3/17/2030	$9,525,000	$9,107,481	$8,702,363	2.8%
Octagon Loan Funding, Ltd.	Subordinated Notes	11.29%	11/18/2026	2,550,000	1,919,220	1,623,234	0.5%
OZLM V, Ltd.	Subordinated Notes	22.16%	1/17/2031	25,000,000	13,851,531	13,198,729	4.2%
OZLM VI, Ltd.	Subordinated Notes	17.04%	4/17/2026	15,688,991	9,721,996	8,122,130	2.6%
OZLM VII, Ltd.	Subordinated Notes	19.12%	7/17/2026	2,450,000	1,551,309	1,433,978	0.5%
OZLM VIII, Ltd.	Subordinated Notes	13.94%	10/17/2026	750,000	538,381	543,055	0.2%
OZLM IX, Ltd.	Subordinated Notes	17.77%	1/20/2027	15,000,000	11,627,702	11,106,122	3.6%
OZLM XII, Ltd.(4)	Subordinated Notes	12.09%	4/30/2027	12,122,952	9,549,414	8,149,209	2.6%
Regatta IV Funding Ltd.	Subordinated Notes	6.60%	7/25/2026	250,000	176,274	152,975	—%
Symphony CLO XIV, Ltd.(4)	Subordinated Notes	6.86%	7/14/2026	750,000	537,685	459,327	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.09%	7/15/2028	5,000,000	4,344,700	3,910,678	1.3%
THL Credit Wind River 2013-1 CLO, Ltd..(4)	Subordinated Notes	16.88%	4/20/2025	10,395,000	7,739,836	7,379,709	2.4%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	16.84%	10/18/2030	3,250,000	1,939,600	1,950,717	0.6%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	16.43%	10/15/2030	4,174,688	2,625,892	2,550,873	0.8%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	15.45%	1/18/2026	4,000,000	2,540,805	2,341,415	0.8%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	13.16%	4/18/2026	250,000	184,589	175,829	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	19.24%	7/25/2026	7,000,000	4,142,661	3,718,276	1.2%
Voya CLO 2014-4, Ltd.	Subordinated Notes	15.70%	10/14/2026	1,000,000	818,730	725,698	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	12.45%	7/23/2027	500,000	410,715	373,109	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	15.83%	1/20/2031	6,250,000	5,094,910	5,234,549	1.7%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	12.63%	10/18/2027	5,000,000	4,819,501	3,971,658	1.3%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	14.01%	7/20/2030	5,750,000	6,148,557	5,523,068	1.8%
Washington Mill CLO Ltd.(4)	Subordinated Notes	1.82%	4/20/2026	400,000	278,130	206,602	0.1%
West CLO 2014-1 Ltd.	Subordinated Notes	21.90%	7/18/2026	13,375,000	9,835,289	10,478,190	3.4%
Zais 6 CLO, Ltd.	Subordinated Notes	20.02%	7/15/2029	4,400,000	3,946,233	3,906,300	1.3%
Total Portfolio Investments					$338,488,734	$323,607,451	103.9%
Other assets in excess of liabilities						(12,275,352)	(3.9)%
Net Assets						$311,332,099	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of December 31, 2017, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Adviser (see Note 5).

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PRIORITY INCOME FUND, INC.                                  18

(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.
(7) This investment was not settled as of December 31, 2017 and therefore was not accruing income.
See accompanying notes to financial statements.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  19

Table of Contents

Notes to Financial Statements (unaudited)
December 31, 2017

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company's shares, unless further extended by our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

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PRIORITY INCOME FUND, INC.                                  20

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs

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PRIORITY INCOME FUND, INC.                                  21

are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to it’s fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Offering Costs
Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support reimbursement, base management fees, incentive fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. All balances due to the Adviser and Company are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2017, the cost basis of investments for tax purposes was $308,273,974 resulting in estimated gross unrealized appreciation and depreciation of $24,385,002 and $9,051,525 respectively.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its calendar year ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its calendar year ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2017, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2017, we do not expect to have any excise tax due for 2017 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition,

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PRIORITY INCOME FUND, INC.                                  22

if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2017 and for the six months then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2017 and for the year ended June 30, 2018, and has concluded that as of December 31, 2017, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.

In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require additional information to be disclosed in the schedule of investments filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  23

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for six months ended December 31, 2017 were $68,160,162. Six investments were called for redemption during the year ended June 30, 2017 and the liquidation of the underlying portfolios is ongoing. During the six months ended December 31, 2017, the Company recorded OTTI on one of these investments, resulting in realized losses of $12,056. The Company received $9,138 from a liquidating payment on an investment that was written-off for tax purposes prior to the six months ended December 31, 2017, which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$323,607,451	$323,607,451

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2017	$283,611,208
Net realized gain on investments	30,926
Net increase in unrealized loss on investments	(15,850,878)
Purchases of investments	68,160,162
Distributions received from investments	(12,551,750)
Amortization of purchase discount, net	207,783
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Fair value at December 31, 2017	$323,607,451

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(15,831,073)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)	Weighted Average(1)
Collateral Loan Obligations - Equity Class	$323,607,451	Discounted Cash Flow	Discount Rate	12.90% - 26.16%	18.83%

(1) Excludes investments that have been called for redemption.
In determining the range of values for our investments in CLOs, the independent valuation firm use both a discounted single-path cash flow model and a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  24

utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and have no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

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PRIORITY INCOME FUND, INC.                                  25

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

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PRIORITY INCOME FUND, INC.                                  26

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value.

Transactions in shares of common stock were as follows during the six months ended December 31, 2017 and the year ended June 30, 2017:

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2017:
Shares sold	2,551,990	$41,201,424	63,755	$970,650	60,315	$897,061	2,676,060	$43,069,135
Shares issued from reinvestment of distributions	514,203	7,283,990	3,805	53,892	13,898	196,840	531,906	7,534,722
Repurchase of common shares	(429,238)	(6,127,651)	(1,191)	(16,895)	(18,427)	(261,239)	(448,856)	(6,405,785)
Net increase from capital transactions	2,636,955	$42,357,763	66,369	$1,007,647	55,786	$832,662	2,759,110	$44,198,072

Year ended June 30, 2017:
Shares sold	6,386,464	$102,435,913	146,802	$2,189,387	81,130	$1,203,305	6,614,396	$105,828,605
Shares issued from reinvestment of distributions	703,328	9,863,776	4,916	68,924	19,916	279,083	728,160	10,211,783
Repurchase of common shares	(347,207)	(5,000,504)	(493)	(7,165)	(40,520)	(581,311)	(388,220)	(5,588,980)
Net increase from capital transactions	6,742,585	$107,299,185	151,225	$2,251,146	60,526	$901,077	6,954,336	$110,451,408

At December 31, 2017, the Company has 21,309,301, 527,157 and 675,737 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

At June 30, 2017, the Company has 18,672,346, 460,788 and 619,951 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  27

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
June 30, 2015	July 7, 2015	4,702	100.00%	$12.70	$59,720
September 30, 2015	October 13, 2015	49,045	59.10%	13.73	673,388
December 31, 2015	January 12, 2016	49,045	60.60%	13.98	685,649
March 31, 2016	April 20, 2016	82,534	100.00%	13.64	1,125,763
Total for year ended June 30, 2016		185,326			2,544,520
June 30, 2016	July 26, 2016	65,696	47.62%	14.24	935,513
September 30, 2016	November 3, 2016	66,998	41.14%	13.86	928,594
December 31, 2016	January 25, 2017	59,538	100.00%	14.70	875,211
March 31, 2017	April 27, 2017	195,988	57.90%	14.54	2,849,662
Total for year ended June 30, 2017		388,220			5,588,980
June 30, 2017	July 31, 2017	213,636	100.00%	14.46	3,089,172
September 30, 2017	October 27, 2017	235,220	94.86%	14.10	3,316,613
Total for six months ended December 31, 2017		448,856			6,405,785
Total:		1,022,402			$14,539,285

On December 18, 2017, the Company made an offer to purchase up to $3,780,040 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 21, 2017 and expired at 12:00 Midnight, Eastern Time, on January 22, 2018, and a total of 298,767 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 272,534 shares at a purchase price of $13.87 per share and a total of 269,253, 324 and 2,957 Class R, Class RIA and Class I shares, respectively were validly tendered and not withdrawn pursuant to the offer.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  28

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2017, expenses incurred by the Company and the payable remaining at December 31, 2017 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$3,102,273	$1,596,245
Incentive fee(1)	4,355,134	2,327,759
Routine non-compensation overhead expenses(2)	53,473	30,842

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement will remain in effect until the date on which our public offering of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed;

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  29

provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined under the current version of the Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment at or prior to March 31, 2016. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

The purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Payments Made by Adviser	Expense Support Repayments to Adviser	Expense Payments Reimbursable to Adviser	Unreimbursed Expense Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	$(668,599)	$—	$—	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	(582,112)	—	—	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	(834,881)	—	—	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	(355,993)	—	—	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	(402,675)	—	398,375	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	—	1,504,116	0.63%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	—	1,943,279	0.64%	6.84%	December 31, 2018
March 31, 2016	2,586,427	—	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	—	0.33%	7.12%	December 31, 2020
Total	$10,228,328	$(2,844,260)	$—	$7,384,068

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to stockholders.

As of December 31, 2017, there was no Expense Support Repayment obligation attributable to the Reimbursement Date for the quarters ended September 30, 2017 and December 31, 2017.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  30

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. During the six months ended December 31, 2017, $209,856 in administrator costs were incurred by the Company, $81,225 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the six months ended December 31, 2017, the total sales load incurred through the offering of our common stock was $3,290,348, which includes $2,446,907 of selling commissions and $843,441 of dealer manager fees. These fees are charged against additional paid-in capital in the Statement of Assets and Liabilities.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the six months ended December 31, 2017, Stratera Holdings incurred $11,622 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the six months ended December 31, 2017, Stratera Holdings incurred $4,550 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, are deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral (See Note 2). See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $225,424 for the six months ended December 31, 2017. As of December 31, 2017, $312,785 remains as a deferred asset on the Statement of Assets and Liabilities, while $212,576 has been amortized to expense in the Statement of Operations during the six months ended December 31, 2017 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  31

At December 31, 2017, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $146,729 which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	225,424	11,662	237,086
Total reimbursements made	(4,458,243)	(3,855,739)	(8,313,982)
	$135,107	$11,622	$146,729

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of December 31, 2017, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3 Ltd. and Washington Mill CLO Ltd; however HarbourView CLO VII, Ltd. and Octagon Investment Partners XVIII, Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of December 31, 2017, the Company had co-investments with Pathway in the following: Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd. ,OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd., Voya CLO 2016-1, Ltd and Wind River 2013-1 CLO, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

based on the number of positions held by each entity. During the six months ended December 31, 2017, the Company incurred $128,984 in expenses related to valuation services that are attributable to PSEC and Pathway, of which $64,287 is still owed to the Company. Additionally, PSEC incurred $14,391 of expense on behalf of the Company related to financial reporting software, insurance and legal fees, of which $7,919 is due and payable as of December 31, 2017.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2017, $63,750 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the six months ended December 31, 2017. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.08780	$1,763,915
August 4, 11, 18 and 25, 2017	August 28, 2017	0.08780	1,790,283
September 1, 8, 15, 22 and 29, 2017(b)	October 2, 2017	0.19863	4,169,061
October 6, 13, 20 and 27, 2017	October 30, 2017	0.08780	1,898,775
November 2, 9, 16, 23 and 30, 2017	November 27, 2017	0.08780	1,922,257
December 1, 8, 15, 22 and 29, 2017(b)	January 2, 2018	0.19863	4,452,687
Total declared and distributed for the six months ended December 31, 2017			$15,996,978

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2017 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2017 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
January 5, 12, 19 and 26, 2018	January 30, 2018	$0.08780
February 2, 9, 16 and 23, 2018	February 27, 2018	$0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and Expense Payments from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. As of December 31, 2017, the Company has no obligation to pay Expense Payments to the Adviser. There can be no assurance

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  33

that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 531,906 and 728,160 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2017 and year ended June 30, 2017, respectively.

Note 7. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2017.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2017 was as follows:

Year ended June 30, 2017
Ordinary income	$21,370,182
Capital gain	—
Return of capital	3,449,047
Total dividends declared and paid to shareholders	$24,819,229

As of August 29, 2017 when our N-CSR was filed for the year ended June 30, 2017, we estimated our distributions of ordinary income to be $14,692,360 and return of capital to be $10,126,869. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, undistributed net investment income changed from $19,788,883 to $13,111,062.

While the tax character of distributions paid to shareholders for the year ended June 30, 2017 are expected to be characterized as ordinary income and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax returns for the tax year ended June 30, 2017.

As of June 30, 2017, the estimated components of accumulated earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(5,801,831)
Capital Loss Carryforward	(1,899,996)
Temporary Differences	959,980
Net Unrealized Gain on Investments	20,234,633

As a result of the changes in the character of the distributions for the year ended June 30, 2017, the components of accumulated earnings on a tax basis were adjusted from our N-CSR filing. Per the N-CSR filing, undistributed ordinary income, capital loss carryforward, temporary differences and net unrealized gain on investments were $236,917, $(2,283,639), $1,001,101 and $21,216,230, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2017, we increased accumulated undistributed net investment income by $173,603 and decreased paid-in capital in excess of par by $173,603.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  34

35

Note 8. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make Expense Support Reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of December 31, 2017, the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $7,384,068.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the six months ended December 31, 2017, years ended June 30, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  35

	Six Months Ended	Year Ended	Year Ended	Year Ended	Period Ended(a)
	December 31, 2017	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:	(unaudited)
Net asset value, beginning of year or period	$14.43	$14.24	$13.39	$9.60	$13.80

Net investment income(b)	0.81	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(0.75)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	0.06	1.54	2.30	2.22	0.60
Distributions to stockholders(c)
Dividends from net investment income (f)	(0.56)	(1.30)	(1.50)	(1.50)	(0.61)
Return of capital(f)	(0.19)	(0.21)	—	—	—
Total distributions	(0.75)	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)		—	(0.02)	(0.27)	(1.36)
Other(d)	0.09	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$13.83	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	2.67%	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$311,332,099	$285,033,346	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses excluding expense support (payments)/repayments(g)	6.49%	6.91%	7.11%	9.76%	79.50%
Expenses after expense support (payments)/repayments, net(f)(g)	6.49%	7.52%	3.49%	—%	(2.50)%
Net investment income(g)	11.48%	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	—%	1%	1%	1%	6%

(a) Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b) Calculated based on weighted average shares outstanding during the year or period.
(c) The per share data for distributions is the actual amount of dividends or return of capital paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(d) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f) For the year/period ended June 30, 2017, 2016, 2015, and 2014 there were expense support repayments (payments), net of $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively.
(g) Annualized for the six months ended December 31, 2017.
(f) The amounts reflected for the year ended June 30, 2017 were updated based on tax information received subsequent to the N-CSR filing.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

Note 11. Subsequent Events
During the period from January 1, 2018 through March 1, 2018, we raised $10,090,513 of capital, net of offering proceeds, through the issuance of 682,030 shares.

During the period from January 1, 2018 through March 1, 2018, we made 6 CLO equity investments totaling $12,914,314. Five of these investments are add-ons to existing investments.

During the period from January 1, 2018 through March 1, 2018, we sold one CLO equity investment for proceeds of $3,553,000.

The Company made an offer to purchase, dated December 18, 2017, up to $3,780,040 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 21, 2017 and expired at 12:00 Midnight, Eastern Time, on January 22, 2018. Payment was made on January 26, 2018 and a total of 272,533 shares, representing 269,253 Class R shares, 323 Class RIA shares and 2,957 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

On February 28, 2018, our Board of Directors declared a series of distributions for the months of March through May 2018 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
March 2, 9, 16, 23 and 30, 2018(b)	April 2, 2018	$0.19863
April 6, 13, 20 and 27, 2018	April 30, 2018	0.08780
May 4, 11, 18 and 25, 2018	May 28, 2018	0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

On February 28, 2018, in accordance with our share pricing policy, our board of directors determined that a decrease in the public offering prices was warranted following a decline in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are decreasing our public offering price to $15.41 per Class R share, $14.49 per Class RIA share, and $14.18 per Class I share from $16.08 per Class R share, $15.12 per Class RIA share, and $14.79 per Class I share. The decrease in the public offering price is effective as of our March 2, 2018 weekly closing and first applied to subscriptions received from February 23, 2018 through March 1, 2018.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  38

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Frank Muller is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (44) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2018	3
President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of Pathway Opportunity Capital Fund, Inc, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration

Frank Muller (55) Director (January 2018)	2020	2	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.
Independent Directors
Andrew C. Cooper (56) Director (February 2013)	2018	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.

William J. Gremp (74) Director (February 2013)	2020	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (59) Director (February 2013)	2019	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)	The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	The Fund Complex consists of the Company, Pathway, and PSEC.

(3)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and our Adviser. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  39

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian H. Oswald, 56(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Mr. Oswald is the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSEC and Pathway Opportunity Capital Fund, Inc. and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser.

Michael D. Cohen, 43(1)	Executive Vice President	Since July 2012
Mr. Cohen is also the Executive Vice President of the Adviser and the Adviser for Pathway Opportunity Capital Fund, INc. , is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

(1)	The business address of Messrs. Oswald and Cohen is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for six months ended December 31, 2017.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Frank Muller	—	—	—
Independent Directors
Andrew C. Cooper	21,250	—	21,250
William J. Gremp	21,250	—	21,250
Eugene S. Stark	21,250	—	21,250
	Total director compensation		$63,750
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser will be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  40

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Stratera Holdings. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Stratera Holdings Priority Investor Services for the costs and expenses incurred by Stratera Holdings Priority Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.
ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to stockholders during the six months ended December 31, 2017 was approximately $11,911,062 for distributions from net investment income and $4,085,916 from return of capital.
Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  41

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Frank Muller

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2018 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  42

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6. Schedule of Investments.
Please see the Schedule of Investments contained in this report to stockholders included under Item 1 of this Form N-CSRS.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.
(a) The information required by this item is not required in a semi-annual report on this Form N-CSRS.
(b) There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

43

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

44

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: March 1, 2018

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: March 1, 2018